Legg Mason

# Growth Trust, Inc.

Investment Commentary and
Quarterly Report to Shareholders
March 31, 2006

LEGG MASON FUNDS

Personalized Guidance.
Intelligent Choices.SM

ii	Investment Commentary

Legg Mason Growth Trust, Inc.

Fund Performance

Growth Trust’s total return for the first quarter 2006 is shown below with the total returns of several comparable indices. In addition, we have provided one-year, five-year, ten-year and since-inception total returns.

	First Quarter 2006	One Year	Average Annual Total Returns
			Three Years	Five Years	Ten Years	Since InceptionA
Growth Trust
Primary Class	+0.00%	+16.16%	+20.37%	+10.62%	+10.53%	+11.72%
Financial Intermediary Class	+0.16%	+16.98%	N/A	N/A	N/A	+6.10%
Institutional Class	+0.26%	+17.35%	N/A	N/A	N/A	+6.02%
S&P 500 Stock Composite IndexB	+4.21%	+11.73%	+17.22	+3.97%	+8.95%	+10.67%
Dow Jones Industrial AverageC	+4.25%	+8.27%	+14.13%	+4.60%	+9.19%	+11.21%
Lipper Large-Cap Growth Funds IndexD	+2.32%	+15.36%	+15.11%	+1.07%	+5.90%	+7.88%
Lipper Large-Cap Value Funds IndexE	+4.41%	+11.87%	+18.69%	+4.83%	+8.70%	+10.27%
Lipper Large-Cap Core Funds IndexF	+4.19%	+12.69%	+15.39%	+3.15%	+7.77%	+9.35%
NASDAQ CompositeG	+6.37%	+18.02%	+21.11%	+5.48%	+8.27%	+10.26	%H

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	The Fund’s Primary Class inception date is April 17, 1995. The Financial Intermediary Class inception date is January 29, 2004. The Institutional Class inception date is March 4, 2004. Index returns are for periods beginning April 30, 1995. It is not possible to invest in an index.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

D	An index comprised of the 30 largest funds in the Lipper universe of 721 large-cap growth funds.

E	An index comprised of the 30 largest funds in the Lipper universe of 512 large-cap value funds.

F	An index comprised of the 30 largest funds in the Lipper universe of 925 large-cap core funds.

G	A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

H	This return does not include reinvestment of dividends or capital gain distributions.

N/A - Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

For shareholders of the Legg Mason Growth Trust there is probably a feeling of déjà vu. Our recent experience in this first quarter of 2006 feels very similar to how we felt in the first quarter of 2004 and the first quarter of 2005. Well, it is no illusion. Growth Trust is once again lagging the broader markets in the first three months of a new year. In 2006, we find ourselves 421 basis pointsI behind the Standard & Poor’s 500 Index. In the first quarter of 2004, Growth Trust lagged the market by 308 basis points and in the first quarter of 2005, our fund was a whopping 976 basis points behind the Standard & Poor’s 500 Index. Even though the bad news is we have once again started out behind the market, the good news is one quarter does not make a year.

Since Growth Trust’s inception in April 1995, we have counseled shareholders not to overemphasize the importance of any one quarter’s performance, or in fact, any one year’s performance. As I have stated on many occasions, we may frequently experience performance returns that are either substantially ahead or behind our benchmarks over the short term. This is because we run a concentrated low-turnover portfolio. As a consequence, a concentrated low-turnover portfolio by design experiences high short-term standard deviation when compared to a market benchmark. Let me be clear (again), we do not care about short-term performance nor do we care how bouncy our short-term performance numbers may be. What we do care about is our stated goal of delivering long-term returns (measured by three-year rolling cycles) that are above the cost of capital. The cost of capital for shareholders is the market rate of return.

What has been the cause of this unusual seasonality of our Fund over the past three years? The explanation is simple. Our internet holdings in each of the past three years have demonstrated an uncanny ability to dramatically underperform the benchmark in each of the year’s first quarters. Here again in 2006, Amazon.com, Inc., Yahoo! Inc., Expedia, Inc., eBay Inc., and Google Inc. have all lagged the market, accounting for over 350 basis points of underperformance. Now before you get too disappointed, we have also observed in 2004 and 2005 after underperforming the benchmark in the first quarter this same group of stocks significantly outperformed the market over the subsequent nine months. For example, Amazon.com, eBay, IAC/InterActiveCorp, and Yahoo were down by an average of 2.4% in the first quarter of 2004. However, from March 21, 2004, to year-end, the same group advanced 28%. In the first quarter of 2005, this same group, with Google added to the list, was down 19% in the first three months. Over the next nine months the group rose 49%. Thus far in 2006, our internet group is down on average 10% for the quarter. Will these same stocks post an impressive rebound by year-end just as they did in the two previous years? Of course, it is impossible to predict what the stock market will do over the short term. We do, however, have a pretty good sense of how markets perform over the long term and that is market prices follow economic returns. Simply stated, if the economic returns of a company increase over time it is very likely the company’s share price will follow along.

I	100 basis points = 1%.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

Our investment in our internet companies is pretty straightforward. We believe over the next several years, Amazon.com, eBay, Yahoo, Google, Expedia and InterActive will increase revenues and cash flow earnings at a rate faster than what the broad market will be able to accomplish. Furthermore, we believe each of these companies is capable of generating returns above the cost of capital — an economic hurdle that is essential for increasing shareholder value. Lastly, and most importantly, each of these companies currently trade at prices substantially below our estimate of intrinsic value.

We believe this unusual seasonality associated with the internet stocks is caused by Wall Street’s incessant behavior of setting expectations either too high or too low. Clearly at the end of the first quarter in 2004 and 2005, the market’s expectations for internet stocks was low. Throughout each year, Amazon.com, eBay, Yahoo, Google, and InterActive were able to improve their business economics at an above-average rate. As the companies posted ever-increasing economic returns throughout the year, the stock market’s expectations improved, causing the share prices to rise. By the end of each year, it appears the market’s expectations, which had been reset higher each quarter, reached an elevated level. When each of these companies posted year-end earnings, reported midway through the first quarter of the following year, they did not blow through Wall Street’s extended expectations. As a result, the stock market summarily penalized these companies, forcing share prices downward.

This “ring-around-the-rosy” dance is a short-term game we are not interested in playing. Let me be clear, we are very interested in arbitraging the difference between our estimate of a company’s long-term intrinsic value and the market’s expectations embedded in the stock price. This difference between price and value is the rate of return we provide for shareholders. However, the expectations game that is most often played is defined by whether or not a company beats consensus earnings by a penny or disappoints by a penny. This game may be of interest to traders and speculators but is of no interest to us as investors — with one exception. If one of our companies reports an economic scorecard that affirms our viewpoint that the company is a long-term grower of shareholder value but at the same time happens to disappoint the stock market because it missed short-term consensus expectations on its quarterly earnings, we are likely to buy more shares in the company, thereby increasing our ownership at lower prices. This is exactly what we did with our internet businesses in the first quarter of 2004, the first quarter of 2005, and again in the first quarter of 2006.

Buying great businesses at periodically lower prices is a strategy that we believe can produce the long-term performance that we seek to provide for shareholders. We may lag the stock market over the short-term because we do not play the short-term expectations game, a fact that does not upset us, so long as we can take advantage of short-term expectations’ miscues to enhance our long-term value.

Heading into 2006, small-capitalization stocks are outperforming large-capitalization stocks while “value” stocks continue to outperform “growth” stocks. Once again, large-

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

capitalization growth companies, the investment pond we fish in, are the worst-performing equity class in the market. Are you starting to get that déjà vu feeling again? If you are, you are certainly not alone. For now, the seventh consecutive year, large-capitalization growth stocks have been the laggards. We do believe the period in which large-cap growth stocks are bottom fishers may soon end. The group has reset prices following the 2000-2002 bear market. Today, mega-cap stocks trade at a reasonable fifteen times 2007 earnings, almost half the multiple the group traded in 2000. In 2003 and 2005, the early cyclical stocks — including energy and materials — were standout performers as the economy recovered and demand from emerging markets caused revenues and earnings to grow at rates comparable to what large-cap growth stocks are able to grow earnings. Additionally, as the Federal Reserve (Fed) entered a campaign of raising rates in the summer of 2004, growth stocks have faced significant headwinds.

In our past shareholder reports we reasoned that once the Fed stopped raising rates and the economy entered into a mid-cycle slowdown, growth stocks would be perfectly positioned to take the lead. We believe that time is upon us. The 190-point rise in the Dow Jones Industrial Average on April 18th was, in our opinion, largely caused by the interpretation of the Fed’s March meeting notes that the incessant rise in interest rates was about to end.

Of course, we have no perfect crystal ball to forecast when growth stocks may begin to perform better. However, we do see substantial value in the category. We are very optimistic about the companies we own in our portfolio and with great eagerness and anticipation look forward to an exciting 2006.

As always, we appreciate your support and confidence. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

April 19, 2006

DJIA 11,278.8

The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Growth Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for the Legg Mason Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s quarterly report for the three months ended March 31, 2006.

Total returns for various periods ended March 31, 2006, are:

Total ReturnsA
	3 Months	12 Months
Growth Trust
Primary Class	+0.00%	+16.16%
Financial Intermediary Class	+0.16%	+16.98%
Institutional Class	+0.26%	+17.35%
S&P 500 Stock Composite IndexB	+4.21%	+11.73%
Lipper Large-Cap Growth Funds IndexC	+2.32%	+15.36%
Lipper Large-Cap Value Funds IndexD	+4.41%	+11.87%

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial adviser.

Many Primary class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting

President

April 17, 2006

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. It is not possible to invest in an index.

C	An index comprised of the 30 largest funds in the Lipper universe of 721 large-cap growth funds.
D	An index comprised of the 30 largest funds in the Lipper universe of 512 large-cap value funds.

2	Quarterly Report to Shareholders

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders	3

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2006

	Cumulative Total Return	Average Annual Total Return
One Year	+16.16%	+16.16%
Five Years	+65.61%	+10.62%
Ten Years	+172.05%	+10.53%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2006

	Cumulative Total Return	Average Annual Total Return
One Year	+16.98%	+16.98%
Life of Class*	+13.71%	+6.10%

*	Inception date — January 29, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2006

	Cumulative Total Return	Average Annual Total Return
One Year	+17.35%	+17.35%
Life of Class*	+12.90%	+6.02%

*	Inception date — March 5, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning February 29, 2004.

6	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of March 31, 2006)C

(As a percentage of the portfolio)

Top Ten Holdings (As of March 31, 2006)

Security	% of Net Assets
Google Inc.	5.3%
Nokia Oyj – ADR	5.2%
Yahoo! Inc.	5.1%
eBay Inc.	4.9%
Amazon.com, Inc.	4.9%
Dell Inc.	4.9%
Citigroup Inc.	4.8%
Electronic Arts Inc. (EA)	4.7%
American International Group, Inc.	4.7%
IAC/InterActiveCorp	4.2%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	7

Selected Portfolio PerformanceD

Strongest performers for the 1st quarter 2006E
1. Cisco Systems, Inc.	+26.6%
2. Caterpillar Inc.	+24.8%
3. The Goldman Sachs Group, Inc.	+23.1%
4. QUALCOMM Inc.	+17.7%
5. The DIRECTV Group, Inc.	+16.2%
6. Nokia Oyj – ADR	+15.7%
7. International Game Technology	+14.8%
8. Sprint Nextel Corporation	+10.7%
9. FedEx Corporation	+9.3%
10. Countrywide Financial Corporation	+7.8%

Weakest performers for the 1st quarter 2006E
1. Amazon.com, Inc.	–22.5%
2. XM Satellite Radio Holdings Inc.	–18.4%
3. Yahoo! Inc.	–17.7%
4. Expedia, Inc.	–15.4%
5. UnitedHealth Group Incorporated	–10.1%
6. eBay Inc.	–9.8%
7. Google Inc.	–6.0%
8. CA Inc.	–3.3%
9. American International Group, Inc.	–2.9%
10. Citigroup Inc.	–1.6%

Portfolio Changes

Securities added during the 1st quarter 2006	Securities sold during the 1st quarter 2006
Boston Scientific Corporation	Pfizer Inc.
Intel Corporation

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

8	Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Growth Trust, Inc.

March 31, 2006 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.5%
Consumer Discretionary — 26.9%
Automobiles — 3.5%
Harley-Davidson, Inc.	580	$30,090

Hotels, Restaurants and Leisure — 3.6%
International Game Technology	875	30,818
Internet and Catalog Retail — 12.9%
Amazon.com, Inc.	1,150	41,986	A
Expedia, Inc.	1,575	31,925	A
IAC/InterActiveCorp	1,225	36,101	A

		110,012

Media — 4.7%
The DIRECTV Group, Inc.	1,335	21,894	A
XM Satellite Radio Holdings Inc.	800	17,816	A

		39,710

Textiles, Apparel and Luxury Goods — 2.2%
NIKE, Inc.	220	18,722

Financials — 14.9%
Capital Markets — 2.0%
The Goldman Sachs Group, Inc.	107	16,795

Diversified Financial Services — 4.8%
Citigroup Inc.	860	40,618

Insurance — 4.6%
American International Group, Inc.	600	39,654

Thrifts and Mortgage Finance — 3.5%
Countrywide Financial Corporation	810	29,727

Health Care — 7.3%
Health Care Equipment and Supplies — 2.0%
Boston Scientific Corporation	725	16,711	A

Quarterly Report to Shareholders	9

	Shares/Par	Value
Health Care Providers and Services — 5.3%
Aetna Inc.	490	$24,079
UnitedHealth Group Incorporated	385	21,506

		45,585

Industrials — 4.9%
Air Freight and Logistics — 2.5%
FedEx Corporation	190	21,458

Machinery — 2.4%
Caterpillar Inc.	280	20,107

Information Technology — 41.8%
Communications Equipment — 10.4%
Cisco Systems, Inc.	840	18,203
Nokia Oyj – ADR	2,150	44,548	A
QUALCOMM Inc.	510	25,811

		88,562

Computers and Peripherals — 4.9%
Dell Inc.	1,400	41,664	A

Internet Software and Services — 15.3%
eBay Inc.	1,075	41,989	A
Google Inc.	115	44,850	A
Yahoo! Inc.	1,350	43,551	A

		130,390

IT Services — 2.1%
Accenture Ltd.	615	18,493

Semiconductors and Semiconductor Equipment — 1.5%
Intel Corporation	650	12,578

Software — 7.6%
CA Inc.	925	25,169
Electronic Arts Inc. (EA)	725	39,672	A

		64,841

10	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares/ Par	Value
Telecommunication Services — 2.7%
Wireless Telecommunication Services — 2.7%
Sprint Nextel Corporation	900	$23,256

Total Common Stocks and Equity Interests (Identified Cost — $692,883)		839,791
Repurchase Agreements — 1.2%
Bank of America
4.75%, dated 3/31/06, to be repurchased at $5,179 on 4/3/06 (Collateral: $5,275 Federal Home Loan Banknotes, 4.75%, due 8/8/07, value $5,288)	$5,177	5,177
J. P. Morgan Chase & Co.
4.7%, dated 3/31/06, to be repurchased at $5,179 on 4/3/06 (Collateral: $5,268 Fannie Mae notes, 4.75%, due 8/10/07, value $5,288)	5,178	5,178

Total Repurchase Agreements (Identified Cost — $10,355)		10,355
Total Investments — 99.7% (Identified Cost — $703,238)		850,146
Other Assets Less Liabilities — 0.3%		2,703

Net assets — 100.0%		$852,849

Net asset value per share:
Primary Class		$30.59

Financial Intermediary Class		$31.11

Institutional Class		$31.28

A	Non-income producing.

ADR — American Depository Receipt.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Amy M. Olmert, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Richard M. Wachterman, Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmasonfunds.com/about.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

You should consider a Fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information about any of the Legg Mason Funds, call your financial adviser, call 1-800-577-8589, or visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services—Institutional For FI and I Class Shareholders P.O. Box 17635 Baltimore, MD 21297-1635 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-222 (3/06)